___________________________________________________________________________________________________________________________________

                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549

                                                     _________

                                                     FORM 8-K

                                                  CURRENT REPORT
                                          PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report (Date of Earliest Event Reported):

                                                    May 1, 2003

                                                    __________

                                              THE WALT DISNEY COMPANY
                              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                     DELAWARE
                                     (STATE OF JURISDICTION OF INCORPORATION)

                          1-11605                                                   95-4545390
                 (COMMISSION FILE NUMBER)                               (IRS EMPLOYER IDENTIFICATION NO.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

                                                  (818) 560-1000
                               (REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE)

                                                  Not applicable
                              (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

___________________________________________________________________________________________________________________________________

Item 5.       Other Events and Regulation FD Disclosure.

              Earnings Release.  On May 1, 2003, the Registrant issued a press release reporting financial results and earnings for the Registrant's 2003 second quarter, which ended March 31, 2003.  A copy of the press release is filed herewith as Exhibit 99(a).

              Conference Call Presentations.  Also on May 1, 2003, the Registrant held a telephonic and Webcast conference call concerning the earnings release.  During the call, presentations were made by Michael D. Eisner,
Chairman of the Board and Chief Executive Officer; Robert A. Iger, President and Chief Operating Officer; and
Thomas O. Staggs, Senior Executive Vice President and Chief Financial Officer of the Registrant.  A copy of the text of these presentations is filed herewith as Exhibit 99(b).

              The Registrant believes that certain statements in the earnings release and the presentations may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995.  These statements are made on the basis of management's views and assumptions regarding future events and business performance as of the time the statements are made.  Actual results may differ materially from those expressed or implied.  Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S.
Securities and Exchange Commission, including the Registrant's annual report on Form 10-K for the year ended
September 30, 2002.

Item 7.       Financial Statements and Exhibits.

(c)           Exhibits

              99(a)        Press release of the Registrant dated May 1, 2003.
              99(b)        Text of conference call presentations by executives of the Registrant on May 1, 2003.

                                                     SIGNATURE

              Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            THE WALT DISNEY COMPANY

                                                            By: /s/ DAVID K. THOMPSON
                                                                David K. Thompson
                                                                Senior Vice President-
                                                                Assistant General Counsel
                                                                and Corporate Secretary

Dated:   May 1, 2003